INCOME TAXES (Q3)	9 Months Ended	12 Months Ended
	Sep. 30, 2020	Dec. 31, 2019
INCOME TAXES [Abstract]
INCOME TAXES
NOTE 14: INCOME TAXES

The effective tax rate for the three and nine months ended September 30, 2020 was 25.9% and 33.4%, respectively, compared with 25.8% and 18.3%, respectively, for the three and nine months ended September 30, 2019.

The increase in the effective tax rate for the three months ended September 30, 2020 is primarily due to the absence of a net tax reduction resulting from separation-related activities impacting non-U.S. deferred taxes, partially offset by a tax reduction for the 2020 tax year from the finalization of the U.S. Treasury Global Intangible Low-Taxed Income ("GILTI") High Tax Exclusion ("HTE") regulations.

The increase in the effective tax rate for the nine months ended September 30, 2020 is primarily due to the absence of a prior year combined tax benefit of $149 million resulting from the filing by a Carrier subsidiary to participate in an amnesty program offered by the Italian Tax Authority and the conclusion of an audit by the Internal Revenue Service (the "IRS") for UTC's 2014, 2015 and 2016 tax years.  In addition, during the current year the Company recognized a $51 million charge related to a valuation allowance recorded against a United Kingdom tax loss and a credit carry forward as a result of activities related to the Separation, and a charge of $46 million resulting from Carrier's decision to no longer permanently reinvest certain pre-2018 unremitted non-U.S. earnings.

The Company assesses the realizability of its deferred tax assets on a quarterly basis through an analysis of potential sources of future taxable income, including prior year taxable income available to absorb a carryback of tax losses, reversals of existing taxable temporary differences, tax planning strategies and forecasts of taxable income. The Company considers all negative and positive evidence, including the weight of the evidence, to determine if valuation allowances against deferred tax assets are required. The Company maintains valuation allowances against certain non-U.S. deferred tax assets. We will continue to evaluate the impact that the COVID-19 pandemic and other economic impacts may have on the future realizability of a portion of the remaining deferred tax assets.

Carrier conducts business globally and, as a result, files income tax returns in U.S. federal and various state and foreign jurisdictions. In certain jurisdictions, Carrier's operations were included in UTC's combined tax returns for the periods through the Separation.  The IRS commenced an audit of UTC's tax years 2017 and 2018 in the second quarter of 2020.  In the normal course of business, the Company is subject to examination by taxing authorities throughout the world, including Australia, Belgium, Canada, China, Czech Republic, France, Germany, Hong Kong, India, Italy, Mexico, Netherlands, Singapore, the United Kingdom and the United States.  Carrier is no longer subject to U.S. federal income tax examination for years prior to 2017 and, with few exceptions, is no longer subject to state and local and foreign income tax examinations for tax years before 2010.

Income taxes through March 31, 2020 were recorded based on a "carve-out" and separate company basis.  Prior to the Separation, the Company’s portion of income taxes for domestic and certain foreign jurisdictions were deemed settled in the period the related tax expense was recorded.  After the Separation, the Company’s income taxes are prepared on a stand-alone basis.

The Company reduced its forecasted annualized effective tax rate in the three months ended September 30, 2020 partially due to the impact of  applying the election of the HTE regulations to the 2020 tax year results.  The HTE regulation also permitted a company to elect to apply the regulations retroactively to the years 2018 and 2019.  In accordance with the TMA, if the HTE election were made by an amended return by the Company for 2018 and 2019, UTC would be entitled to any federal tax benefit.  The Company on a stand-alone basis did not record a benefit from the HTE regulation associated with the years 2018 and 2019 and the amount would not have been material to the Condensed Consolidated Statement of Operations.

Pursuant to the TMA, Carrier is required to make payments to UTC representing Carrier's portion of UTC's remaining net tax liability attributable to U.S. income tax on previously undistributed earnings of Carrier's international subsidiaries resulting from the passage of the Tax Cuts and Jobs Act of 2017 (the "TCJA").  The balances computed on a separate company basis of approximately $68 million recorded within Accrued liabilities and $701 million recorded within Future income tax obligations were adjusted through UTC Net investment upon the Separation, resulting in a future stand-alone obligation of $453 million recorded within Other long-term liabilities and $6 million within Accrued liabilities.  This obligation is expected to be settled in six annual installments, beginning April 15, 2021.

After the Separation, Carrier is entitled to unrecognized tax benefits to the extent the item relates exclusively to Carrier in accordance with the TMA. The change from a separate company to stand-alone basis resulted in a decrease of $37 million to Future income tax obligations and $27 million to Future income tax benefits, both of which were recorded through UTC Net investment subsequent to the Separation.

In the ordinary course of business, there is inherent uncertainty in quantifying our income tax positions.  We assess our income tax positions and record tax benefits for all years subject to examination based upon management’s evaluation of the facts, circumstances, and information available at the reporting date. The Company believes that it is reasonably possible that a net decrease in unrecognized tax benefits of up to $15 million may occur within 12 months as a result of additional worldwide uncertain tax positions, the revaluation of uncertain tax positions arising from examinations, appeals, court decisions or the closure of tax statutes and the Separation.

NOTE 14: INCOME TAXES

Income Before Income Taxes: The sources of income from operations before income taxes are:

(dollars in millions)	2019	2018	2017
United States	$1,460	$2,360	$1,620
Foreign	$1,212	$1,482	$1,434
Total	$2,672	$3,842	$3,054

On December 22, 2017 Public Law 115-97 “An Act to Provide for Reconciliation to Titles II and V of the Concurrent Resolution on the Budget for Fiscal Year 2018” was enacted. This law is commonly referred to as the Tax Cuts and Jobs Act of 2017 (“TCJA”).

Following enactment of the TCJA, Carrier no longer intends to reinvest certain undistributed earnings of its international subsidiaries that have been previously taxed in the U.S. As such, in 2018 it recorded the international taxes associated with the future remittance of these earnings. For the remainder of Carrier’s undistributed international earnings, unless tax effective to repatriate, Carrier intends to continue to permanently reinvest these earnings. As of December 31, 2019, such undistributed earnings were approximately $6 billion, excluding other comprehensive income amounts. It is not practicable to estimate the amount of tax that might be payable on the remaining amounts.

Provision for Income Taxes

The income tax expense (benefit) for the years ended December 31, 2019, 2018 and 2017 consisted of the following components:

(dollars in millions)	2019	2018	2017
Current:
United States:
Federal	$262	$479	1,318
State	72	119	99
Foreign	305	342	342
	639	940	1,759
Future:
United States:
Federal	(14)	(37)	22
State	(2)	24	2
Foreign	(106)	146	4
	(122)	133	28
Income tax expense	517	1,073	1,787
Attributable to items credited to UTC Net Investment	$(36)	$(68)	$(168)

Reconciliation of Effective Income Tax Rate. Differences between the effective income tax rates and the statutory U.S. federal income tax rate are as follows:

(dollars in millions)	2019	2018	2017
Statutory U.S. federal income tax rate	21.0%	21.0%	35.0%
State income taxes	2.5%	2.6%	1.8%
Tax on international activities	2.5%	4.4%	(3.4)%
Tax audit settlements	(5.6)%	—%	(0.4)%
U.S. tax reform adoption	—%	—%	26.1%
Other	(1.0)%	(0.1)%	(0.6)%
Effective income tax rate	19.4%	27.9%	58.5%

The 2019 effective tax rate reflects a net tax benefit of $149 million as a result of the filing by a subsidiary of Carrier to participate in an amnesty program offered by the Italian Tax Authority and conclusion of the audit by the Examination Division of the Internal Revenue Service for the UTC 2014, 2015 and 2016 tax years.

The 2018 effective tax rate reflects a net tax charge of $102 million as a result of UTC’s change of assertion of no longer intending to reinvest certain undistributed earnings of its international subsidiaries.

The 2017 effective tax rate reflects a net tax charge of $799 million attributable to the passage of the TCJA. These amounts primarily relate to U.S. income tax attributable to certain previously undistributed earnings of the Business’ international subsidiaries and equity investments and the revaluation of U.S. deferred income taxes.

Deferred Tax Assets and Liabilities. Future income taxes represent the tax effects of transactions which are reported in different periods for tax and financial reporting purposes. These amounts consist of the tax effects of temporary differences between the tax and financial reporting balance sheets and tax carryforwards. Future income tax benefits and payables within the same tax paying component of a particular jurisdiction are offset for presentation in the Combined Balance Sheets.

The tax effects of temporary differences and tax carryforwards which gave rise to future income tax benefits and payables at December 31, 2019 and 2018 are as follows:

(dollars in millions)	2019	2018
Future income tax benefits:
Insurance and employee benefits	$76	$76
Other asset basis differences	128	126
Other liability basis differences	556	331
Tax loss carryforward	236	159
Tax credit carryforwards	55	60
Valuation allowances	(128)	(107)
	$923	$645

Future income taxes payable:
Intangible assets	$392	$403
Other asset basis differences	297	165
	$689	$568

Valuation allowances have been established primarily for tax credit carryforwards, tax loss carryforwards and certain foreign temporary differences to reduce the future income tax benefits to expected realizable amounts.

Tax Credit and Loss Carryforwards. At December 31, 2019, tax credit carryforwards, principally state and foreign, and tax loss carryforwards, principally state and foreign, were as follows:

(dollars in millions)	Tax Loss Carryforwards	Tax Credit Carryforwards
Expiration period:
2020-2024	$52	$8
2025-2029	105	3
2030-2039	41	1
Indefinite	882	43
Total	$1,080	$55

Unrecognized Tax Benefits. At December 31, 2019, Carrier had gross tax-effected unrecognized tax benefits of $166 million, all of which, if recognized, would impact the effective tax rate. A reconciliation of the beginning and ending amounts of unrecognized tax benefits and interest expense related to unrecognized tax benefits for the years ended December 31, 2019, 2018 and 2017 is as follows:

(dollars in millions)	2019	2018	2017
Balance at January 1	$316	$290	$243
Additions for tax positions related to the current year	30	27	54
Additions for tax positions of prior years	14	3	17
Reductions for tax positions of prior years	(19)	(4)	(20)
Settlements	(175)	—	(4)
Balance at December 31	$166	$316	$290
Gross interest expense related to unrecognized tax benefits	$8	$8	$4
Total accrued interest balance at December 31	$25	$33	$24

Carrier conducts business globally and, as a result, Carrier or one or more of its subsidiaries files income tax returns in the U.S. federal jurisdiction and various state and foreign jurisdictions. As noted previously, in certain jurisdictions, Carrier’s operations are included in combined tax returns with UTC. In the ordinary course of business, the Business is subject to examination by taxing authorities throughout the world, including such major jurisdictions as Australia, Belgium, Canada, China, Czech Republic, France, Germany, Hong Kong, India, Italy, Mexico, Netherlands, Singapore, the United Kingdom and the United States. With few exceptions, Carrier is no longer subject to U.S. federal, state and local, or non-U.S. income tax examinations for years before 2010.

During the second quarter of 2019, a subsidiary of Carrier that was engaged in litigation before the Italian Supreme Court filed for participation in the Italian amnesty program. In addition, during the second quarter of 2019, the Examination Division of the IRS completed its review of UTC’s tax years of 2014, 2015 and 2016 and certain state income tax exams concluded. As a result of the amnesty filing in Italy and the conclusion of the IRS and state audits, Carrier recognized a non-cash gain of approximately $166 million, including pre-tax interest of approximately $16 million.

During 2017, Carrier recognized a noncash gain of approximately $20 million, including a pre-tax interest adjustment of $2 million, as a result of federal, state and non-U.S. tax year primarily related to the expiration of applicable statutes of limitation, including expiration of the U.S. federal income tax statute of limitations for UTC’s 2013 tax year.

It is reasonably possible that a net increase within the range of $14 million to $18 million of unrecognized tax benefits may occur over the next 12 months as a result of additional worldwide uncertain tax positions, the revaluation of current uncertain tax positions arising from developments in examinations, in appeals, or in the courts, or the closure of tax statutes.